APPLESEED FUND

Supplement to Prospectus dated January 28, 2014

Effective June 30, 2014, Ronald Strauss and Rick Singer will retire from their positions as portfolio managers of the Appleseed Fund. Adam Strauss, Joshua Strauss and Bill Pekin will continue to serve as the Fund’s portfolio managers as they have since January 2007. The change in the Fund’s portfolio management team is part of Pekin Singer Strauss Asset Management, Inc.’s long-term generational transition and orderly succession process.

Supplement dated June 30, 2014

APPLESEED FUND

Supplement to the Statement of Additional Information

dated January 28, 2014

The following is added under the section “Additional Information About Fund Investments And Risk Considerations.”

Liquidating Trusts. The Fund may invest in liquidating trusts. A liquidating trust is a trust formed to liquidate the assets of a business. Liquidating trusts are generally formed pursuant to a bankruptcy reorganization plan, and contain the debtor’s assets from the reorganization that may be difficult to value or that are subject to contingent liabilities. These assets may consist of mortgage receivables, among other types of assets. As a trust unitholder, the Fund would be entitled to receive a pro rata share of any cash distributions from the liquidating trust.

Investments in liquidating trusts are subject to a number of risks that may result in there being less than anticipated or no remaining assets in the trust for distribution to unitholders. The nature, amount, and timing of distributions from a liquidating trust depend on a number of factors, including the trust’s ability to resolve disputed claims, risks associated with litigation and other claims brought against the debtor or by or against the trust, and risks associated with the illiquid nature of the trust’s assets. Liquidating trusts are subject to ongoing expenses, including trustee expenses, expenses related to litigating claims, and expenses related to disposing of assets, which will reduce the amount of distributions made by the trust.

The Fund’s investment in a liquidating trust may require the Fund to accrue and distribute income not yet received. In addition, distributions received by the Fund from a liquidating trust may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Internal Revenue Code of 1986, which may cause the Fund to fail to qualify as a regulated investment company. Please refer to the section “Status and Taxation of the Fund” in this SAI for more information.

You should read this Supplement in conjunction with the Statement of Additional Information, as well as the Fund’s Prospectus dated January 28, 2014, which provide information that you should know before investing in the Fund and should be retained for future reference. These documents are available upon request and without charge by calling Shareholder Services at (800) 470-1029.

This Supplement is dated June 30, 2014